Summary Prospectus
May 11, 2017
Hartford Multifactor Low Volatility International Equity ETF
Hartford Multifactor Low Volatility International Equity ETF
Ticker	Exchange
LVIN	Bats BZX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s daily net asset value, online at www.hartfordfunds.com/etf-prospectuses.html. You can also get this information at no cost by calling 1-415-315-6600 or request a copy of the prospectus by sending an e-mail to orders@mysummaryprospectus.com. The Fund’s prospectus and statement of additional information dated March 29, 2017, as may be amended, supplemented or restated, are incorporated by reference into this summary prospectus. The Fund’s statement of additional information may be obtained, free of charge, in the same manner as the Fund’s prospectus.
INVESTMENT OBJECTIVE. The Hartford Multifactor Low Volatility International Equity ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in both developed and emerging markets.
FEES AND EXPENSES OF THE FUND. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the example below do not reflect brokerage commissions you may pay on purchases and sales of the Fund’s Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.39%
Distribution and service (12b-1) fees	0.00%
Other expenses	None
Total annual fund operating expenses	0.39%
EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Year 1	Year 3
$40	$125
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate is not included because the Fund did not commence operations until after the most recent fiscal year end.
PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to track the investment results of the Hartford Multifactor Low Volatility International Equity Index (LLVINX) (the “Index”), which is designed to outperform a capitalization-weighted universe of developed and emerging markets located outside the U.S. with up to one quarter less volatility over a complete market cycle.
The Index methodology seeks to construct a portfolio comprised of equity securities with low volatility characteristics, while seeking to account for potentially uncontrolled risks that may result from a singular emphasis on low volatility stocks. The Index methodology first selects equity securities with low volatility characteristics from a broad universe of equity securities in developed (excluding the U.S.) and emerging economies. Each equity security must be within the top 85 percent of the applicable country’s market capitalization with an average daily trading volume with an equivalent value to $1 million. As of March 9, 2017, the approximate market capitalization range of components of the Index was $300 million to $270 billion.
The composition of the Index is further refined by an optimization process that seeks diversification by applying minimum and maximum weightings of equity securities across a variety of measures, including country, sector, company, size, and other factors. The optimization process also seeks to avoid unintended factor risks by maintaining neutral to positive exposure to other potentially return-enhancing factors such as value, momentum, and quality at the portfolio level. The Index seeks to balance risk across sectors by utilizing expected tail loss estimations, which is a process that seeks to assign weights so that each sector contributes equal risk to the overall portfolio versus having significant concentrations in particular sectors. Sectors exhibiting higher historical risk are assigned lower weightings while those with lower historical risk are assigned higher weightings. Expected tail loss is an estimation process that seeks to measure potential loss during turbulent markets and is based on the relative historical performance of each sector.
The Index methodology’s pursuit of neutral to positive exposure to value, momentum, and quality characteristics at the aggregate Index level reflects the belief that unintended, negative exposure to any one of these factors may introduce unintentional risk. The selection and optimization process seeks to emphasize low volatility equity securities that also exhibit a favorable combination of these additional factors, which are measured by characteristics such as a company’s earnings, operating cash flow, and revenue-to-enterprise value, book value, dividend yield and earnings yield (to indicate value), historical monthly returns (to indicate momentum), and gross profitability divided by a company’s total assets (to indicate quality).
The Index components are risk- and factor-adjusted twice annually, with reconstitution occurring the second Wednesday in both March and September. The Index was established with a base value of 1,000 on December 31, 2016. The components of the Index may range from 100 to 1,000, and the degree to which these components represent certain industries, may change over time.
The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as over concentration in countries and individual equities. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund generally invests at least 80 percent of its assets in the equity securities that are components of the Index and in depositary receipts (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) representing securities of the Index. The Fund may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds, as well as in securities not included in the Index, but which the portfolio managers believe will help the Fund track the Index. Under normal conditions, the Fund will invest at least 80 percent of its net assets (plus the amount of borrowings for investment purposes) in securities of developed markets (excluding the U.S.) and emerging markets. To the extent that the Index concentrates (i.e., holds 25 percent or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investment to approximately the same extent as its Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines.
The Index is sponsored by Lattice Strategies LLC (“Lattice” or the “Adviser”). Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at www.hartfordfunds.com.
PRINCIPAL RISKS OF INVESTING IN THE FUND. As with all investments, there are certain risks of investing in the Fund, and you could lose money on an investment in the Fund.
Authorized Participant Risk – Only certain large institutions (each, an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that those Authorized Participants exit the business or are unable to proceed with creation and/or redemption orders with the Fund and no other Authorized Participant is able to step forward to engage in creation and redemption transactions with the Fund, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting. This risk may be enhanced to the extent the securities held by the Fund are traded outside of a collateralized settlement system.

Currency Risk – Because the Fund’s net asset value per share (the “NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time.
Custody Risk – Emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.
Derivatives Risk – A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold) or a market index (such as the S&P 500 Index). The Fund may invest in swaps, options and futures contracts. Swaps are contracts in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset in return for payments based on the return of a different specified rate, index or asset. Options involve the payment or receipt of a premium by an investor and the corresponding right or obligation to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.
Emerging Markets Risk – Investment in emerging markets subjects the Fund to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, high levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more governmental limitations on foreign investment policy than those typically found in a developed market. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility in a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the Fund. For these and other reasons, investments in emerging markets are often considered speculative.
Equity Securities Risk – The equity securities in which the Fund invests are subject to changes in value and their values may be more volatile than those of other asset classes.
Equity Investing Risk – An investment in the Fund involves risks similar to those of investing in any fund of equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices.
Foreign Investment Risk – Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in securities issued by entities based outside the U.S. pose distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. Further, such entities and/or their securities may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; different practices for clearing and settling trades; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. In addition, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries. In addition, investments in ADRs, GDRs and EDRs may be less liquid and more volatile than the underlying shares in their primary trading market.
Geographic Risk – A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region, causing an adverse impact on the Fund’s investments in the affected region.
Index Tracking Risk – While the Adviser seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Industry Concentration Risk – A Fund will not invest 25 percent or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Index is concentrated in a particular industry, the Fund will concentrate its investment to approximately the same extent as its Index. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.
Issuer Risk – Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Market Risk – The Fund could lose money over short periods due to short-term market movements and over longer periods during market downturns.
Market Trading Risk – The Fund is a new fund and faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Passive Strategy/Index Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Securities Lending Risk – The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Valuation Risk – The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.
PERFORMANCE INFORMATION. As of the date of the Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.
PORTFOLIO MANAGEMENT
Investment Adviser. Lattice Strategies LLC serves as the investment adviser to the Fund.
Sub-Adviser. Mellon Capital Management Corporation serves as the sub-adviser to the Fund.
Portfolio Managers. The professionals primarily responsible for the day-to-day management of the Fund are as follows:
Sub-Adviser:
•
Richard A. Brown, CFA, Managing Director, Senior Portfolio Manager, Team Leader of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2017.

•
Thomas J. Durante, CFA, Managing Director, Senior Portfolio Manager, Team Leader of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2017.

•
Karen Q. Wong, CFA, Managing Director, Head of Equity Portfolio Management of Mellon Capital, and serves as the co-portfolio manager of the Fund since commencement of operations in 2017.

PURCHASE AND SALE OF FUND SHARES. The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem Shares that have been aggregated into blocks of 100,000 Shares or multiples thereof  (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day.
TAX INFORMATION. The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantage account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), Lattice or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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